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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement Nos. 333-75313, 333-75313-01, 333-75313-02, 333-75313-03 and 333-75313-04 of the J.H.
Heafner Company, Inc. of our report dated December 7, 1995, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Historical Financial Data" and "Experts" in such Prospectus.



                                                     /s/  Deloitte & Touche LLP


Raleigh, North Carolina
June 7, 1999